VIA EDGAR

March 16, 2023

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Pacific Select Separate Account of Pacific Life Insurance Company

File No. 811-05142

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent (or will send) to its contract owners the semi-annual reports dated December 31, 2022, for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act.

Pursuant to Rule 30d-1 under the 1940 Act, the management investment companies listed below filed, or will file, annual reports with the Commission via EDGAR and are incorporated by reference herein.

Investment Company	1940 Act Registration No.	CIK No.
Fidelity Variable Insurance Products Funds	811-05361	0000823535
Pacific Select Fund	811-05141	0000813900

Sincerely,

/s/ Thomas C. Bilello

_______________________________________

Thomas C. Bilello

Vice President & Associate General Counsel

Pacific Life Insurance Company